EXHIBIT 99.1
                                                                    ------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 20, 2003
Securitized Products Group
                              [Logo MorganStanley]
--------------------------------------------------------------------------------


                            Computational Materials


                                 $750,000,000
                                Approximately

                           CDC Mortgage Capital Trust
                                Series 2003-He4


                      Mortgage Pass-through Certificates


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus
or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 20, 2003
Securitized Products Group
                              [Logo MorganStanley]
--------------------------------------------------------------------------------


                          Approximately $750,000,000

                  CDC Mortgage Capital Trust Series 2003-He4

                           CDC Mortgage Capital Inc.
                                    Seller

                            Ocwen Federal Bank Fsb
                                   Servicer

                            Transaction Highlights
                            ----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Expected                    Modified        Payment
                                         Ratings       Avg Life     Duration       Window to       Initial                  Final
Offered                               Fitch/Moody's/   to Call/     to Call/          Call/     Subordination               Legal
Classes   Description    Balance $         S&P)        Mty(1)(2)   Mty(1)(2)(3)   Mty(1)(2)(3)      Level      Benchmark   Maturity
====================================================================================================================================
A-1(4)    FLOATER       200,000,000    AAA/AAA/AAA     2.83/3.06    2.75/2.96     12/03-12/11 /     18.00%     1 M LIBOR  03/25/2034
                                                                                  12/03-07/21
------------------------------------------------------------------------------------------------------------------------------------
A-2       FLOATER       301,100,000    AAA/AAA/AAA     1.49/1.49    1.48/1.48     12/03-07/07 /     18.00%     1 M LIBOR  03/25/2034
                                                                                  12/03-07/07
------------------------------------------------------------------------------------------------------------------------------------
A-3       FLOATER       122,316,000    AAA/AAA/AAA     6.12/6.94    5.84/6.54     07/07-12/11 /     18.00%     1 M LIBOR  03/25/2034
                                                                                  07/07-07/21
------------------------------------------------------------------------------------------------------------------------------------
M-1       FLOATER        49,417,000     AA/AA2/AA      5.39/5.94    5.13/5.60     01/07-12/11 /     11.50%     1 M LIBOR  03/25/2034
                                                                                  01/07-06/18
------------------------------------------------------------------------------------------------------------------------------------
M-2       FLOATER        38,013,000      A/A2/A        5.38/5.85    4.94/5.31     12/06-12/11 /      6.50%     1 M LIBOR  03/25/2034
                                                                                  12/06-12/16
------------------------------------------------------------------------------------------------------------------------------------
M-3       FLOATER        11,404,000     A-/A3/A-       5.37/5.74    4.89/5.18     12/06-12/11 /      5.00%     1 M LIBOR  03/25/2034
                                                                                  12/06-02/15
------------------------------------------------------------------------------------------------------------------------------------
B-1       FLOATER        11,404,000   BBB+/BAA1/BBB+   5.37/5.64    4.68/4.87     12/06-12/11 /      3.50%     1 M LIBOR  03/25/2034
                                                                                  12/06-04/14
------------------------------------------------------------------------------------------------------------------------------------
B-2       FLOATER         7,603,000    BBB/BAA2/BBB    5.37/5.47    4.61/4.68     12/06-12/11 /      2.50%     1 M LIBOR  03/25/2034
                                                                                  12/06-02/13
------------------------------------------------------------------------------------------------------------------------------------
B-3       FLOATER         8,743,000   BBB-/BAA3/BBB-   5.14/5.14    4.45/4.45     12/06-12/11 /      1.35%     1 M LIBOR  03/25/2034
                                                                                  12/06-12/11
------------------------------------------------------------------------------------------------------------------------------------

Notes:   (1) Certificates are priced to the 10% optional clean-up call.
         (2) Based on the pricing prepayment speed.  See details below.
         (3) Run at par.
         (4) The Class A-1 Certificates are insured by FSA.


Issuer:        CDC Mortgage Capital Trust Series 2003-HE4

Depositor:     Morgan Stanley ABS Capital I Inc.

Seller:        CDC Mortgage Capital Inc.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus
or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Original Loan Sellers:  Accredited Home Lenders, Inc., Aegis Mortgage
                        Corporation, Ameriquest Mortgage Company, BNC Mortgage, Inc., Chapel : Mortgage Corporation, CIT Group, Encore Credit Corp., First Banc Mortgage, Inc., First Guaranty Mortgage Corporation, Impac Funding Corporation (and it's affiliate, Novelle Financial Services, Inc.), Lenders Direct Capital Corporation, Master Financial, Inc., People's Choice Home Loan, Inc., and SIB Mortgage Corp.

Servicer:               Ocwen Federal Bank FSB

Class A-1 Insurer:      Financial Security Assurance Inc.

Trustee:                Deutsche Bank National Trust Company

Managers:               Morgan Stanley (lead manager); CDC Securities, Banc of
                        America Securities LLC, J.P. Morgan Securities LLC and
                        Countrywide Securities Corporation (co-managers).

Rating Agencies:        Fitch Ratings, Moody's Investors Service, Standard &
                        Poor's Ratings Services

Class A Certificates:   Class A-1, A-2 and A-3 Certificates

Class A Sequential      Class A-2 and A-3 Certificates
Certificates:

Class M Certificates:   Class M-1, M-2 and M-3 Certificates

Class B Certificates:   Class B-1, B-2 and B-3 Certificates

Offered Certificates:   Class A, M and B Certificates

Expected Pricing Date:  October 23, 2003

Expected Closing Date:  November 25, 2003 through DTC, Euroclear and
                        Clearstream, Luxembourg. The Offered Certificates will be settled without accrued interest.

Distribution Dates:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning December 26, 2003.

Cut-Off Date:           November 1, 2003, for each Mortgage Loan in the mortgage
                        pool on the Closing Date. For each Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the first day of the month in which such loan was acquired.

Class A-1 Insurance:    Financial Security Assurance Inc., a AAA/Aaa/AAA rated
                        surety bond provider, guarantees timely interest and ultimate principal to the Class A-1 Certificateholders.

Due Period for          For any Distribution Date, the period commencing on the
Mortgage Loans:         second day of the calendar month preceding the calendar
                        month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

Interest Accrual        The interest accrual period for the Offered Certificates
Period the Offered      with respect to any Distribution Date will be the period
Certificates:           beginning with the immediately preceding Distribution
                        Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                        ----------------------

Mortgage Loans:               The Mortgage Loans will consist of approximately
                              $760,263,558 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage
                              Loans described herein is based on the Cut-Off
                              Date pool of approximately $619,729,919. It is expected that up to approximately $140.5 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the "Pre-Funding Period") as described below.

Prefunding:                   On the Closing Date, approximately $140.5 million
                              from the sale of the Offered Certificates (the
                              "Pre-Funded Amount") will be deposited with the Trustee into a separate account (the "Pre-Funding
                              Account") and be used by the Trust to purchase additional Mortgage Loans during the Pre-Funding
                              Period.

Pricing Prepayment Speed:     * Fixed Rate Mortgage Loans: CPR starting at
                              approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.
                              * Adjustable Rate Mortgage Loans: CPR of 25%.

Credit Enhancement:           The Offered Certificates are credit enhanced by:
                              1) Net monthly excess cashflow from the Mortgage
                                 Loans;
                              2) 1.35% overcollateralization (funded upfront )
                                 based on the sum of the aggregate principal
                                 balance as of the Cut- Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount;
                              3) Subordination of distributions on the more
                                 subordinate classes of certificates to the
                                 required distributions on the more senior
                                 classes of certificates; and
                              4) An insurance policy issued by Financial
                                 Security Assurance Inc. for the benefit of the holders of the Class A-1 Certificates only.

Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (including any overcollateralization and taking into account the distributions of the Principal
                              Distribution Amount for such Distribution Date) by
                              (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period.

Step-Down Date:               The later to occur of:
                              (x) The earlier of:

                                  (a)  The Distribution Date occurring in
                                       December 2006; and

                                  (b)  The Distribution Date on which the
                                       aggregate balance of the Class A
                                       Certificates is reduced to zero; and

                              (y) the first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to 36.00%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Trigger Event:                A Delinquency Trigger Event is in effect if the
                              quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day
                              Delinquent Loans as of the last day of the Due
                              Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds 44.50% of the prior period's Senior Enhancement Percentage.
                              A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related
                              Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

                              Distribution Date Occurring In    Loss Percentage
                              ------------------------------    ---------------
                              December 2003 to November 2006         N/A

                              December 2006 to November 2007         4.00%

                              December 2007 to November 2008         5.00%

                              December 2008 and Thereafter           5.75%

Initial Subordination         Class A:    18.00%
Percentage:                   Class M-1:  11.50%
                              Class M-2:   6.50%
                              Class M-3:   5.00%
                              Class B-1:   3.50%
                              Class B-2:   2.50%
                              Class B-3:   1.35%

Optional Clean-up Call:       If the Class X certificates are 100% owned,
                              directly or indirectly, by CDC Mortgage Capital
                              Inc. or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

                              If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

Step-up Coupons:              For the Offered Certificates the coupon will
                              increase after the Optional Clean-up Call Date, should the call not be exercised. The applicable coupon for the Class A Certificates will increase by 2 times its margin and the coupons for the Class M and Class B Certificates will each increase by 1.5 times their respective margins.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Class A-1 Pass-Through Rate:  The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap

Class A-2 Pass-Through Rate:  The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap

Class A-3 Pass-Through Rate:  The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap

Class M-1 Pass-Through Rate:  The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-2 Pass-Through Rate:  The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate:  The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-1 Pass-Through Rate:  The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-2 Pass-Through Rate:  The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-3 Pass-Through Rate:  The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Net Wac Cap:                  As to any Distribution Date, a per annum rate (on
                              an actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee fee, the FSA fee rate (in the case of the Class A-1 Certificates only) and other fees.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Interest Distributions on     On each Distribution Date and after payment of
Offered Certificates:         fees and reimbursements to the Servicer, FSA and
                              the Trustee, interest distributions from the Interest Remittance Amount will be allocated as follows:
                              (i)   concurrently, with equal priority of
                                    payments to the Class A Certificates, its Accrued Certificate Interest and any portion of Accrued Certificate Interest from prior Distribution Dates remaining unpaid and one month's interest on such unpaid amount at the applicable pass-through rate ("Unpaid Interest Shortfall");
                              (ii)  to the Class M-1 Certificates, its Accrued
                                    Certificate Interest;
                              (iii) to the Class M-2 Certificates, its Accrued
                                    Certificate Interest;
                              (iv)  to the Class M-3 Certificates, its Accrued
                                    Certificate Interest;
                              (v)   to the Class B-1 Certificates, its Accrued
                                    Certificate Interest;
                              (vi)  to the Class B-2 Certificates, its Accrued
                                    Certificate Interest; and
                              (vii) to the Class B-3 Certificates, its Accrued
                                    Certificate Interest.

Principal Distributions on    On each Distribution Date (a) prior to the
Offered Certificates:         Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
                              (i)   to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;
                              (ii)  to the Class M-1 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;
                              (iii) to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;
                              (iv)  to the Class M-3 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;
                              (v)   to the Class B-1 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;
                              (vi)  to the Class B-2 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero; and
                              (vii) to the Class B-3 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                              (iii) to the Class M-2 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

                              (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                              (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                              (vii) to the Class B-3 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

                              All principal distributions to the Class A
                              Certificates on any Distributions Date will be allocated on a pro rata basis between the A-1 Certificates and the Class A Sequential Certificates. Any amount distributed to the Class A Sequential Certificates will be allocated first to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; then to the Class A-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to Class A Sequential Certificates will be distributed on a pro rata basis.

Class A Certificates          Beginning on the first Distribution Date, and for
Interest Rate Caps:           a period of 35 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class A Certificates.

                              For its duration, the Class A Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class A Interest Rate Cap Notional Balance ("the Class A Interest Rate Cap Payment") as described on the schedule herein.

Class A Certificates          The Class A Interest Rate Cap Payment shall be
Interest Rate Cap             available to pay any Basis Risk Carry Forward
Allocation:                   Amount due to the Class A-1, Class A-2 and Class
                              A-3 Certificates on a pro rata basis.

Class M Certificates          Beginning on the first Distribution Date, and for
Interest Rate Cap:            a period of 44 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                              For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Certificates          The Class M Interest Rate Cap Payment shall be
Interest Rate Cap             available to pay any Basis Risk Carry Forward
Allocation:                   Amount due to the Class M-1, Class M-2 and Class
                              M-3 Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Class B Certificates          Beginning on the first Distribution Date, and for
Interest Rate Cap:            a period of 44 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                              For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Certificates          The Class B Interest Rate Cap Payment shall be
Interest Rate Cap             available to pay any Basis Risk Carry Forward
Allocation:                   Amount due to the Class B-1, Class B-2 and Class
                              B-3 Certificates on a pro rata basis.

Class A, M, and B Basis       As to any Distribution Date, any remaining
Risk Carry Forward            available funds and, with respect to the Offered
Amount:                       Certificates received after payments of interest
                              and principal as described, and after payments in respect of Unpaid Interest Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the Class A, M-1, M-2, M-3, B-1, B-2 and B-3
                              Certificates (in that order) which equal the sum of:
                              (i)   the excess, if any, of interest that would
                                    otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such Certificates at a rate equal to the Net WAC Cap;
                              (ii)  any respective Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and
                              (iii) interest on the amount in clause (ii) at the
                                    respective Pass-Through Rate (without regard to the Net WAC Cap).

Pre-Funding Account           Any funds in the Pre-Funding Account not used to
Payment:                      purchase additional Mortgage Loans during the
                              Pre-Funding Period will be paid to the Offered
                              Certificates pro rata. Certificates pro rata.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Allocation of Net Monthly     For any Distribution Date, any Net Monthly Excess
Excess Cashflow:              Cashflow shall be paid as follows:
                              (i)    to the Class M-1 Certificates, their Unpaid
                                     Interest Shortfall;
                              (ii)   to the Class M-1 Certificates, their
                                     realized loss amount reimbursement;
                              (iii)  to the Class M-2 Certificates, their Unpaid
                                     Interest Shortfall;
                              (iv)   to the Class M-2 Certificates, their
                                     realized loss amount reimbursement;
                              (v)    to the Class M-3 Certificates, their Unpaid
                                     Interest Shortfall;
                              (vi)   to the Class M-3 Certificates, their
                                     realized loss amount reimbursement
                              (vii)  to the Class B-1 Certificates, their Unpaid
                                     Interest Shortfall;
                              (viii) to the Class B-1 Certificates, their
                                     realized loss amount reimbursement;
                              (ix)   to the Class B-2 Certificates, their Unpaid
                                     Interest Shortfall;
                              (x)    to the Class B-2 Certificates, their
                                     realized loss amount reimbursement;
                              (xi)   to the Class B-3 Certificates, their Unpaid
                                     Interest Shortfall;
                              (xii)  to the Class B-3 Certificates, their
                                     realized loss amount reimbursement;
                              (xiii) pro rata, to the Class A-1, A-2, A-3
                                     Certificates, any Basis Risk Carry Forward
                                     Amount for such classes; and
                              (xiv)  sequentially, to the Class M-1, M-2, M-3,
                                     B-1, B-2 and B-3 Certificates, in such
                                     order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance           For any Distribution Date, the portion of
Amount:                       available funds for such Distribution Date
                              attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate           For any Distribution Date and each class of
Interest:                     Offered Certificates, equals the amount of
                              interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of net interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                              Relief Act of 1940 or similar state or local law.

Principal Distribution        On any Distribution Date, the sum of (i) the Basic
Amount:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

Basic Principal Distribution  On any Distribution Date, the excess of (i) the
Amount: aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount:  On any Distribution Date, the sum of (i) all
                              scheduled payments of principal due during the prior Due Period and collected or advanced on the Mortgage Loans prior to the related Servicer Remittance Date, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

Net Monthly Excess Cashflow:  For any Distribution Date, the amount of funds available for distribution on such Distribution Date remaining after making all payments of interest and principal to the Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Extra Principal               For any Distribution Date, the lesser of (i) the
Distribution Amount:          excess of (x) interest collected or advanced on
                              the Mortgage Loans and available for distribution on the Distribution Date (less fees and reimbursements owed to the Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
                              Distribution Date.

Excess Subordinated           For any Distribution Date, means the excess, if
Amount                        any of (i) the overcollateralization and (ii) the
                              required overcollateralization for such
                              Distribution Date.

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the Certificate Principal Balance of
                              the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related
                              Due Period and (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.

Class M-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date) and (ii) the Certificate
                              Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately 77.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.

Class M-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                              Due Period minus approximately $3,801,318.

Class M-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), ), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related
                              Due Period and (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Class B-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date), and (v) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related
                              Due Period and (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.

Class B-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related
                              Due Period and (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                            ----------------------

Class B-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (I) the Certificate
                              Principal Balance of the Class A Certificates
                              (after taking into account the payment of the Class A Principal Distribution Amount on such
                              Distribution Date), (ii) the Certificate Principal
                              Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1
                              Principal Distribution Amount on such Distribution
                              Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                              Distribution Amount on such Distribution Date),
                              (iv) the Certificate Principal Balance of the
                              Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal
                              Distribution Amount on such Distribution Date),
                              (v) the Certificate Principal Balance of the Class
                              B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related
                              Due Period and (B) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,801,318.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject the considerations in the Prospectus, the
                              Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that none of the Certificates
                              will be SMMEA eligible.

Prospectus:                   The Offered Certificates are being offered
                              pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                              Sensitivity Analysis
                              --------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            To 10% Call

-----------------------------------------------------------------------------------------------------------------------------------
       %PPC                           50            60            75           100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
A-1    WAL                           5.46          4.65          3.77          2.83          2.19          1.71          1.33
       First Payment Date         12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                      1 -  184      1 -  159      1 -  129      1 -  97       1 -  76       1 -  62       1 -  52
-----------------------------------------------------------------------------------------------------------------------------------
A-2    WAL                           2.88          2.44          1.98          1.49          1.19          0.99          0.84
       First Payment Date         12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    1/25/2011     11/25/2009    9/25/2008     7/25/2007     6/25/2006     12/25/2005    8/25/2005
       Window                      1 -  86       1 -  72       1 -  58       1 -  44       1 -  31       1 -  25       1 -  21
-----------------------------------------------------------------------------------------------------------------------------------
A-3    WAL                          11.80         10.09          8.17          6.12          4.66          3.49          2.53
       First Payment Date         1/25/2011     11/25/2009    9/25/2008     7/25/2007     6/25/2006     12/25/2005    8/25/2005
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     86 -  184     72 -  159     58 -  129      44 -  97      31 -  76      25 -  62      21 -  52
-----------------------------------------------------------------------------------------------------------------------------------
M-1    WAL                          10.31          8.80          7.12          5.39          4.56          4.33          4.30
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     1/25/2007     4/25/2007     7/25/2007     12/25/2007
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      38 -  97      41 -  76      44 -  62      49 -  52
-----------------------------------------------------------------------------------------------------------------------------------
M-2    WAL                          10.31          8.80          7.12          5.38          4.45          4.00          3.88
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    2/25/2007     3/25/2007     5/25/2007
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      39 -  76      40 -  62      42 -  52
-----------------------------------------------------------------------------------------------------------------------------------
M-3    WAL                          10.31          8.80          7.12          5.37          4.41          3.89          3.65
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    1/25/2007     2/25/2007     3/25/2007
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      38 -  76      39 -  62      40 -  52
-----------------------------------------------------------------------------------------------------------------------------------
B-1    WAL                          10.31          8.80          7.12          5.37          4.40          3.86          3.58
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    1/25/2007     1/25/2007     2/25/2007
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      38 -  76      38 -  62      39 -  52
-----------------------------------------------------------------------------------------------------------------------------------
B-2    WAL                          10.31          8.80          7.12          5.37          4.38          3.83          3.52
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    12/25/2006    1/25/2007     1/25/2007
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      37 -  76      38 -  62      38 -  52
-----------------------------------------------------------------------------------------------------------------------------------
B-3    WAL                           9.91          8.43          6.82          5.14          4.19          3.66          3.36
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    12/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      37 -  76      37 -  62      37 -  52
-----------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                           -------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               To Maturity

-----------------------------------------------------------------------------------------------------------------------------------
       %PPC                           50            60            75           100           125           150           175
A-1    WAL                           5.82          4.99          4.07          3.06          2.38          1.87          1.42
       First Payment Date         12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    4/25/2031     8/25/2029     6/25/2026     7/25/2021     1/25/2018     6/25/2015     6/25/2013
       Window                      1 -  329      1 -  309      1 -  271      1 -  212      1 -  170      1 -  139      1 -  115
-----------------------------------------------------------------------------------------------------------------------------------
A-2    WAL                           2.88          2.44          1.98          1.49          1.19          0.99          0.84
       First Payment Date         12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    1/25/2011     11/25/2009    9/25/2008     7/25/2007     6/25/2006     12/25/2005    8/25/2005
       Window                      1 -  86       1 -  72       1 -  58       1 -  44       1 -  31       1 -  25       1 -  21
-----------------------------------------------------------------------------------------------------------------------------------
A-3    WAL                          13.04         11.26          9.21          6.94          5.32          4.02          2.85
       First Payment Date         1/25/2011     11/25/2009    9/25/2008     7/25/2007     6/25/2006     12/25/2005    8/25/2005
       Expected Final Maturity    4/25/2031     8/25/2029     6/25/2026     7/25/2021     1/25/2018     6/25/2015     6/25/2013
       Window                     86 -  329     72 -  309     58 -  271     44 -  212     31 -  170     25 -  139     21 -  115
-----------------------------------------------------------------------------------------------------------------------------------
M-1    WAL                          11.17          9.59          7.82          5.94          5.00          4.68          5.03
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     1/25/2007     4/25/2007     7/25/2007     12/25/2007
       Expected Final Maturity    8/25/2028     3/25/2026     10/25/2022    6/25/2018     5/25/2015     4/25/2013     9/25/2011
       Window                     61 -  297     51 -  268     41 -  227     38 -  175     41 -  138     44 -  113      49 -  94
-----------------------------------------------------------------------------------------------------------------------------------
M-2    WAL                          11.07          9.49          7.73          5.85          4.83          4.31          4.13
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    2/25/2007     3/25/2007     5/25/2007
       Expected Final Maturity    12/25/2026    5/25/2024     1/25/2021     12/25/2016    4/25/2014     4/25/2012     11/25/2010
       Window                     61 -  277     51 -  246     41 -  206     37 -  157     39 -  125     40 -  101      42 -  84
-----------------------------------------------------------------------------------------------------------------------------------
M-3    WAL                          10.93          9.35          7.61          5.74          4.71          4.14          3.85
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    1/25/2007     2/25/2007     3/25/2007
       Expected Final Maturity    5/25/2024     10/25/2021    9/25/2018     2/25/2015     10/25/2012    2/25/2011     11/25/2009
       Window                     61 -  246     51 -  215     41 -  178     37 -  135     38 -  107      39 -  87      40 -  72
-----------------------------------------------------------------------------------------------------------------------------------
B-1    WAL                          10.76          9.20          7.48          5.64          4.62          4.03          3.71
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    1/25/2007     1/25/2007     2/25/2007
       Expected Final Maturity    1/25/2023     7/25/2020     8/25/2017     4/25/2014     1/25/2012     7/25/2010     5/25/2009
       Window                     61 -  230     51 -  200     41 -  165     37 -  125      38 -  98      38 -  80      39 -  66
-----------------------------------------------------------------------------------------------------------------------------------
B-2    WAL                          10.49          8.96          7.26          5.47          4.47          3.90          3.57
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    12/25/2006    1/25/2007     1/25/2007
       Expected Final Maturity    2/25/2021     10/25/2018    2/25/2016     2/25/2013     2/25/2011     10/25/2009    10/25/2008
       Window                     61 -  207     51 -  179     41 -  147     37 -  111      37 -  87      38 -  71      38 -  59
-----------------------------------------------------------------------------------------------------------------------------------
B-3    WAL                           9.91          8.43          6.82          5.14          4.19          3.66          3.36
       First Payment Date         12/25/2008    2/25/2008     4/25/2007     12/25/2006    12/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity    3/25/2019     2/25/2017     8/25/2014     12/25/2011    3/25/2010     1/25/2009     3/25/2008
       Window                     61 -  184     51 -  159     41 -  129      37 -  97      37 -  76      37 -  62      37 -  52


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                           -------------------

--------------------------------------------------------------------------------
                                   To 10% Call

--------------------------------------------------------------------------------
       CPR                            20            25            30
--------------------------------------------------------------------------------
A-1   WAL                           3.33          2.62          2.09
      First Payment Date         12/25/2003    12/25/2003    12/25/2003
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      1 - 117        1 - 92        1 - 76
--------------------------------------------------------------------------------
A-2   WAL                           1.71          1.33          1.09
      First Payment Date         12/25/2003    12/25/2003    12/25/2003
      Expected Final Maturity    3/25/2008     11/25/2006    4/25/2006
      Window                       1 - 52        1 - 36        1 - 29
--------------------------------------------------------------------------------
A-3   WAL                           7.34          5.79          4.56
      First Payment Date         3/25/2008     11/25/2006    4/25/2006
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      52 - 117      36 - 92       29 - 76
--------------------------------------------------------------------------------
M-1   WAL                           6.38          5.16          4.57
      First Payment Date         12/25/2006    2/25/2007     5/25/2007
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117      39 - 92       42 - 76
--------------------------------------------------------------------------------
M-2   WAL                           6.38          5.13          4.43
      First Payment Date         12/25/2006    1/25/2007     2/25/2007
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117      38 - 92       39 - 76
--------------------------------------------------------------------------------
M-3   WAL                           6.38          5.12          4.38
      First Payment Date         12/25/2006    12/25/2006    1/25/2007
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117       37 - 92      38 - 76
--------------------------------------------------------------------------------
B-1   WAL                           6.38          5.10          4.36
      First Payment Date         12/25/2006    12/25/2006    1/25/2007
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117      37 - 92       38 - 76
--------------------------------------------------------------------------------
B-2   WAL                           6.38          5.10          4.35
      First Payment Date         12/25/2006    12/25/2006    12/25/2006
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117      37 - 92       37 - 76
--------------------------------------------------------------------------------
B-3   WAL                           6.10          4.89          4.14
      First Payment Date         12/25/2006    12/25/2006    12/25/2006
      Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
      Window                      37 - 117      37 - 92       37 - 76


--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------
       CPR                            20            25            30
--------------------------------------------------------------------------------
A-1    WAL                           3.61          2.85          2.28
       First Payment Date         12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    10/25/2024    12/25/2020    1/25/2018
       Window                      1 - 251       1 - 205       1 - 170
--------------------------------------------------------------------------------
A-2    WAL                           1.71          1.33          1.09
       First Payment Date         12/25/2003    12/25/2003    12/25/2003
       Expected Final Maturity    3/25/2008     11/25/2006    4/25/2006
       Window                       1 - 52        1 - 36        1 - 29
--------------------------------------------------------------------------------
A-3    WAL                           8.30          6.59          5.21
       First Payment Date         3/25/2008     11/25/2006    4/25/2006
       Expected Final Maturity    10/25/2024    12/25/2020    1/25/2018
       Window                      52 - 251      36 - 205      29 - 170
--------------------------------------------------------------------------------
M-1    WAL                           7.03          5.70          5.01
       First Payment Date         12/25/2006    2/25/2007     5/25/2007
       Expected Final Maturity    3/25/2021     11/25/2017    5/25/2015
       Window                      37 - 208      39 - 168      42 - 138
--------------------------------------------------------------------------------
M-2    WAL                           6.94          5.59          4.81
       First Payment Date         12/25/2006    1/25/2007     2/25/2007
       Expected Final Maturity    7/25/2019     6/25/2016     3/25/2014
       Window                      37 - 188      38 - 151      39 - 124
--------------------------------------------------------------------------------
M-3    WAL                           6.83          5.49          4.68
       First Payment Date         12/25/2006    12/25/2006    1/25/2007
       Expected Final Maturity    5/25/2017     8/25/2014     9/25/2012
       Window                      37 - 162      37 - 129      38 - 106
--------------------------------------------------------------------------------
B-1    WAL                           6.70          5.37          4.57
       First Payment Date         12/25/2006    12/25/2006    1/25/2007
       Expected Final Maturity    5/25/2016     10/25/2013    1/25/2012
       Window                      37 - 150      37 - 119      38 - 98
--------------------------------------------------------------------------------
B-2    WAL                           6.50          5.21          4.43
       First Payment Date         12/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity    12/25/2014    9/25/2012     1/25/2011
       Window                      37 - 133      37 - 106      37 - 86
--------------------------------------------------------------------------------
B-3    WAL                           6.10          4.89          4.14
       First Payment Date         12/25/2006    12/25/2006    12/25/2006
       Expected Final Maturity    8/25/2013     7/25/2011     3/25/2010
       Window                      37 - 117      37 - 92       37 - 76


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Period  A-1 Cap %   A-2 Cap %   A-3 Cap %   M-1 Cap %   M-2 Cap %   M-3 Cap %   B-1 Cap %   B-2 Cap %   B-3 Cap %
------  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  1        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
  2        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
  3        (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)         (3)
  4       9.79        9.86        9.86        9.83        9.83        9.83        9.83        9.83        9.83
  5       9.32        9.39        9.39        9.37        9.37        9.37        9.37        9.37        9.37
  6       9.55        9.62        9.62        9.59        9.59        9.59        9.59        9.59        9.59
  7       9.33        9.39        9.39        9.37        9.37        9.37        9.37        9.37        9.37
  8       9.56        9.63        9.63        9.59        9.59        9.59        9.59        9.59        9.59
  9       9.33        9.40        9.40        9.37        9.37        9.37        9.37        9.37        9.37
  10      9.34        9.41        9.41        9.37        9.37        9.37        9.37        9.37        9.37
  11      9.57        9.64        9.64        9.59        9.59        9.59        9.59        9.59        9.59
  12      9.35        9.41        9.41        9.37        9.37        9.37        9.37        9.37        9.37
  13      9.58        9.65        9.65        9.59        9.59        9.59        9.59        9.59        9.59
  14      9.36        9.42        9.42        9.37        9.37        9.37        9.37        9.37        9.37
  15      9.36        9.43        9.43        9.37        9.37        9.37        9.37        9.37        9.37
  16      10.10       10.18       10.18       10.09       10.09       10.09       10.09       10.09       10.09
  17      9.37        9.44        9.44        9.37        9.37        9.37        9.37        9.37        9.37
  18      9.61        9.68        9.68        9.59        9.59        9.59        9.59        9.59        9.59
  19      9.38        9.45        9.45        9.37        9.37        9.37        9.37        9.37        9.37
  20      9.62        9.69        9.69        9.59        9.59        9.59        9.59        9.59        9.59
  21      9.40        9.47        9.47        9.37        9.37        9.37        9.37        9.37        9.37
  22      10.42       10.49       10.49       9.96        9.96        9.96        9.96        9.96        9.96
  23      10.77       10.84       10.84       10.29       10.29       10.29       10.29       10.29       10.29
  24      10.59       10.66       10.66       10.11       10.11       10.11       10.11       10.11       10.11
  25      10.96       11.03       11.03       10.46       10.46       10.46       10.46       10.46       10.46
  26      10.69       10.76       10.76       10.19       10.19       10.19       10.19       10.19       10.19
  27      10.70       10.77       10.77       10.19       10.19       10.19       10.19       10.19       10.19
  28      11.37       11.45       11.45       11.21       11.21       11.21       11.21       11.21       11.21
  29      10.49       10.56       10.56       10.34       10.34       10.34       10.34       10.34       10.34
  30      10.83       10.90       10.90       10.66       10.66       10.66       10.66       10.66       10.66
  31      10.59       10.66       10.66       10.41       10.41       10.41       10.41       10.41       10.41
  32      10.90       10.97       10.97       10.69       10.69       10.69       10.69       10.69       10.69
  33      10.61       10.68       10.68       10.41       10.41       10.41       10.41       10.41       10.41
  34      10.49       10.56       10.56       10.40       10.40       10.40       10.40       10.40       10.40
  35      10.88       10.95       10.95       10.75       10.75       10.75       10.75       10.75       10.75
  36      10.62       10.69       10.69       10.48       10.48       10.48       10.48       10.48       10.48
  37      18.66       18.73       18.73       10.84       10.84       10.84       10.84       10.84       10.84

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance.
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Period  A-1 Cap %   A-2 Cap %   A-3 Cap %   M-1 Cap %   M-2 Cap %   M-3 Cap %   B-1 Cap %   B-2 Cap %   B-3 Cap %
------  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
        Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360  Actual/360
  38      10.85       10.92       10.92       10.53       10.53       10.53       10.53       10.53       10.53
  39      10.81       10.88       10.88       10.53       10.53       10.53       10.52       10.52       10.52
  40      12.53       12.61       12.61       11.36       11.36       11.36       11.36       11.36       11.36
  41      11.35       11.42       11.42       10.35       10.35       10.35       10.35       10.35       10.35
  42      11.77       11.84       11.84       10.72       10.72       10.72       10.72       10.72       10.72
  43      11.44       11.51       11.51       10.43       10.43       10.43       10.43       10.43       10.43
  44      11.82       11.89       11.89       10.76       10.76       10.76       10.76       10.76       10.76
  45      11.44        --         11.50       10.43       10.43       10.43       10.43       10.43       10.43
  46      11.81        --         11.88       10.29       10.29       10.29       10.29       10.29       10.29
  47      12.23        --         12.30       10.66       10.66       10.66       10.66       10.66       10.66
  48      11.86        --         11.93       10.34       10.34       10.34       10.34       10.34       10.34
  49      12.29        --         12.36       10.71       10.71       10.71       10.71       10.71       10.71
  50      11.89        --         11.96       10.37       10.37       10.37       10.37       10.37       10.37
  51      11.89        --         11.96       10.37       10.37       10.37       10.37       10.37       10.37
  52      12.79        --         12.86       11.15       11.15       11.15       11.15       11.15       11.15
  53      11.97        --         12.03       10.44       10.44       10.44       10.44       10.44       10.44
  54      12.37        --         12.44       10.79       10.79       10.79       10.79       10.79       10.79
  55      11.97        --         12.04       10.44       10.44       10.44       10.44       10.44       10.44
  56      12.37        --         12.44       10.79       10.79       10.79       10.79       10.79       10.79
  57      11.97        --         12.04       10.44       10.44       10.44       10.44       10.44       10.44
  58      12.06        --         12.12       10.52       10.52       10.52       10.52       10.52       10.52
  59      12.46        --         12.53       10.88       10.88       10.88       10.88       10.88       10.88
  60      12.07        --         12.14       10.53       10.53       10.53       10.53       10.53       10.53
  61      12.48        --         12.55       10.89       10.89       10.89       10.89       10.89       10.89
  62      12.07        --         12.14       10.54       10.54       10.54       10.54       10.54       10.54
  63      12.07        --         12.14       10.53       10.53       10.53       10.53       10.53       10.53
  64      13.42        --         13.50       11.72       11.72       11.72       11.72       11.72       11.72
  65      12.13        --         12.19       10.59       10.59       10.59       10.59       10.59       10.59
  66      12.53        --         12.60       10.94       10.94       10.94       10.94       10.94       10.94
  67      12.13        --         12.20       10.59       10.59       10.59       10.59       10.59       10.59
  68      12.54        --         12.61       10.94       10.94       10.94       10.94       10.94       10.94
  69      12.13        --         12.20       10.59       10.59       10.59       10.59       10.59       10.59
  70      12.13        --         12.20       10.59       10.59       10.59       10.59       10.59       10.59
  71      12.54        --         12.61       10.95       10.95       10.95       10.95       10.95       10.95
  72      12.13        --         12.20       10.59       10.59       10.59       10.59       10.59       10.59
  73      11.67        --         11.74       10.94       10.94       10.94       10.94       10.94       10.94
  74      10.97        --         11.04       10.59       10.59       10.59       10.59       10.59       10.59
  75      10.98        --         11.05       10.59       10.59       10.59       10.59       10.59       10.59


(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance.
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)  A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (Morgan Stanley) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
                                                                 MORGAN STANLEY
--------------------------------------------------------------------------------

                                               Schedule of Available Funds and
                                   Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period    A-1 Cap %    A-2 Cap %    A-3 Cap %    M-1 Cap %    M-2 Cap %    M-3 Cap %    B-1 Cap %    B-2 Cap %    B-3 Cap %
------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

          Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

   76       12.17           -         12.25        11.72        11.72        11.72        11.72        11.72        11.72

   77       11.01           -         11.07        10.58        10.58        10.58        10.58        10.58        10.58

   78       11.38           -         11.45        10.94        10.94        10.94        10.94        10.94        10.94

   79       11.03           -         11.09        10.58        10.58        10.58        10.58        10.58        10.58

   80       11.41           -         11.48        10.93        10.93        10.93        10.93        10.93        10.93

   81       11.05           -         11.12        10.58        10.58        10.58        10.58        10.58        10.58

   82       11.06           -         11.13        10.58        10.58        10.58        10.58        10.58        10.58

   83       11.44           -         11.51        10.93        10.93        10.93        10.93        10.93        10.93

   84       11.09           -         11.15        10.58        10.58        10.58        10.58        10.58        10.58

   85       11.47           -         11.54        10.93        10.93        10.93        10.93        10.93        10.93

   86       11.11           -         11.18        10.57        10.57        10.57        10.57        10.57        10.57

   87       11.12           -         11.19        10.57        10.57        10.57        10.57        10.57        10.57

   88       12.33           -         12.41        11.70        11.70        11.70        11.70        11.70        11.70

   89       11.15           -         11.22        10.57        10.57        10.57        10.57        10.57        10.57

   90       11.54           -         11.61        10.92        10.92        10.92        10.92        10.92        10.92

   91       11.18           -         11.25        10.57        10.57        10.57        10.57        10.57        10.57

   92       11.57           -         11.64        10.92        10.92        10.92        10.92        10.92        10.92

   93       11.21           -         11.28        10.56        10.56        10.56        10.56        10.56        10.56

   94       11.23           -         11.30        10.56        10.56        10.56        10.56        10.56        10.56

   95       11.62           -         11.69        10.91        10.91        10.91        10.91        10.91        10.91

   96       11.26           -         11.33        10.56        10.56        10.56        10.56        10.56        10.56

   97       11.66           -         11.73        10.91        10.91        10.91        10.91        10.91        10.91

   98       11.30           -         11.37        10.56        10.56        10.56        10.56        10.56        10.56

   99       11.32           -         11.38        10.56        10.56        10.56        10.56        10.56          -

  100       12.12           -         12.19        11.28        11.28        11.28        11.28        11.28          -

  101       11.35           -         11.42        10.55        10.55        10.55        10.55        10.55          -

  102       11.75           -         11.82        10.90        10.90        10.90        10.90        10.90          -

  103       11.40           -         11.46        10.55        10.55        10.55        10.55        10.55          -

  104       11.80           -         11.87        10.90        10.90        10.90        10.90        10.90          -

  105       11.44           -         11.51        10.55        10.55        10.55        10.55        10.55          -

  106       11.46           -         11.53        10.55        10.55        10.55        10.55        10.55          -

  107       11.87           -         11.94        10.90        10.90        10.90        10.90        10.90          -

  108       11.51           -         11.57        10.55        10.55        10.55        10.55        10.55          -

  109       11.92           -         11.99        10.90        10.90        10.90        10.90        10.90          -

  110       11.56           -         11.62        10.54        10.54        10.54        10.54        10.54          -

  111       11.58           -         11.65        10.54        10.54        10.54        10.54        10.54          -

  112       12.85           -         12.93        11.67        11.67        11.67        11.67        11.67          -

  113       11.63           -         11.70        10.54        10.54        10.54        10.54          -            -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)      A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                               Schedule of Available Funds and
                                   Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period    A-1 Cap %    A-2 Cap %    A-3 Cap %    M-1 Cap %    M-2 Cap %    M-3 Cap %    B-1 Cap %    B-2 Cap %    B-3 Cap %
------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

          Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  114       12.05           -         12.12        10.89        10.89        10.89        10.89          -            -

  115       11.69           -         11.76        10.54        10.54        10.54        10.54          -            -

  116       12.11           -         12.18        10.89        10.89        10.89        10.89          -            -

  117       11.75           -         11.82        10.54        10.54        10.54        10.54          -            -

  118       11.78           -         11.85        10.54        10.54        10.54        10.54          -            -

  119       12.21           -         12.28        10.89        10.89        10.89        10.89          -            -

  120       11.84           -         11.91        10.53        10.53        10.53        10.53          -            -

  121       12.27           -         12.34        10.88        10.88        10.88        10.88          -            -

  122       11.91           -         11.98        10.53        10.53        10.53        10.53          -            -

  123       11.95           -         12.01        10.53        10.53        10.53        10.53          -            -

  124       13.27           -         13.34        11.66        11.66        11.66        11.66          -            -

  125       12.02           -         12.09        10.53        10.53        10.53        10.53          -            -

  126       12.46           -         12.53        10.88        10.88        10.88        10.88          -            -

  127       12.09           -         12.16        10.53        10.53        10.53        10.53          -            -

  128       12.54           -         12.61        10.88        10.88        10.88          -            -            -

  129       12.18           -         12.24        10.53        10.53        10.53          -            -            -

  130       12.22           -         12.29        10.52        10.52        10.52          -            -            -

  131       12.67           -         12.74        10.87        10.87        10.87          -            -            -

  132       12.30           -         12.37        10.52        10.52        10.52          -            -            -

  133       12.76           -         12.83        10.87        10.87        10.87          -            -            -

  134       12.40           -         12.46        10.52        10.52        10.52          -            -            -

  135       12.44           -         12.51        10.52        10.52        10.52          -            -            -

  136       13.83           -         13.91        11.65        11.65        11.65          -            -            -

  137       12.54           -         12.61        10.52        10.52        10.52          -            -            -

  138       13.01           -         13.08        10.87        10.87          -            -            -            -

  139       12.65           -         12.72        10.52        10.52          -            -            -            -

  140       13.13           -         13.20        10.87        10.87          -            -            -            -

  141       12.76           -         12.83        10.52        10.52          -            -            -            -

  142       12.82           -         12.88        10.52        10.52          -            -            -            -

  143       13.30           -         13.37        10.87        10.87          -            -            -            -

  144       12.93           -         13.00        10.52        10.52          -            -            -            -

  145       13.43           -         13.50        10.87        10.87          -            -            -            -

  146       13.06           -         13.13        10.51        10.51          -            -            -            -

  147       13.13           -         13.19        10.51        10.51          -            -            -            -

  148       14.10           -         14.18        11.24        11.24          -            -            -            -

  149       13.26           -         13.33        10.51        10.51          -            -            -            -

  150       13.78           -         13.85        10.86        10.86          -            -            -            -

  151       13.40           -         13.47        10.51        10.51          -            -            -            -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)      A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                               Schedule of Available Funds and
                                   Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period    A-1 Cap %    A-2 Cap %    A-3 Cap %    M-1 Cap %    M-2 Cap %    M-3 Cap %    B-1 Cap %    B-2 Cap %    B-3 Cap %
------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

          Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  152       13.93           -         14.00        10.86        10.86          -            -            -            -

  153       13.56           -         13.62        10.51        10.51          -            -            -            -

  154       13.63           -         13.70        10.51        10.51          -            -            -            -

  155       14.17           -         14.24        10.86        10.86          -            -            -            -

  156       13.80           -         13.87        10.51        10.51          -            -            -            -

  157       14.35           -         14.42        10.86        10.86          -            -            -            -

  158       13.97           -         14.04        10.51        10.51          -            -            -            -

  159       14.06           -         14.13        10.51        10.51          -            -            -            -

  160       15.67           -         15.74        11.64        11.64          -            -            -            -

  161       14.25           -         14.31        10.51          -            -            -            -            -

  162       14.82           -         14.89        10.86          -            -            -            -            -

  163       14.44           -         14.51        10.51          -            -            -            -            -

  164       15.03           -         15.10        10.86          -            -            -            -            -

  165       14.65           -         14.72        10.51          -            -            -            -            -

  166       14.76           -         14.82        10.51          -            -            -            -            -

  167       15.36           -         15.43        10.86          -            -            -            -            -

  168       14.98           -         15.05        10.51          -            -            -            -            -

  169       15.60           -         15.67        10.86          -            -            -            -            -

  170       15.22           -         15.29        10.51          -            -            -            -            -

  171       15.34           -         15.41        10.51          -            -            -            -            -

  172       17.13           -         17.20        11.64          -            -            -            -            -

  173       15.60           -         15.67        10.51          -            -            -            -            -

  174       16.26           -         16.33        10.86          -            -            -            -            -

  175       15.87           -         15.94        10.51          -            -            -            -            -

  176       16.54           -         16.61        10.86          -            -            -            -            -

  177       16.20           -         16.27        10.51          -            -            -            -            -

  178       16.47           -         16.54          -            -            -            -            -            -

  179       17.30           -         17.37          -            -            -            -            -            -

  180       17.02           -         17.09          -            -            -            -            -            -

  181       17.88           -         17.95          -            -            -            -            -            -

  182       17.60           -         17.67          -            -            -            -            -            -

  183       17.91           -         17.98          -            -            -            -            -            -

  184       20.20           -         20.27          -            -            -            -            -            -

  185       18.60           -         18.66          -            -            -            -            -            -

  186       19.61           -         19.68          -            -            -            -            -            -

  187       19.38           -         19.45          -            -            -            -            -            -

  188       20.48           -         20.55          -            -            -            -            -            -

(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)      A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                               Schedule of Available Funds and
                                   Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Period    A-1 Cap %    A-2 Cap %    A-3 Cap %    M-1 Cap %    M-2 Cap %    M-3 Cap %    B-1 Cap %    B-2 Cap %    B-3 Cap %
------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

          Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360   Actual/360

  189       20.28           -         20.35          -            -            -            -            -            -

  190       20.79           -         20.85          -            -            -            -            -            -

  191       22.04           -         22.11          -            -            -            -            -            -

  192       21.92           -         21.99          -            -            -            -            -            -

  193       23.31           -         23.38          -            -            -            -            -            -

  194       23.26           -         23.32          -            -            -            -            -            -

  195       24.02           -         24.09          -            -            -            -            -            -

  196       26.57           -         26.65          -            -            -            -            -            -

  197       25.78           -         25.85          -            -            -            -            -            -

  198       27.70           -         27.77          -            -            -            -            -            -

  199       27.95           -         28.02          -            -            -            -            -            -

  200       30.20           -         30.27          -            -            -            -            -            -

  201       30.67           -         30.74          -            -            -            -            -            -

  202       32.31           -         32.38          -            -            -            -            -            -

  203       35.33           -         35.40          -            -            -            -            -            -

  204       36.36           -         36.43          -            -            -            -            -            -

  205       40.20           -         40.27          -            -            -            -            -            -

  206       41.91           -         41.98          -            -            -            -            -            -

  207       45.54           -         45.60          -            -            -            -            -            -

  208       55.33           -         55.41          -            -            -            -            -            -

  209       55.55           -         55.61          -            -            -            -            -            -

  210       64.82           -         64.89          -            -            -            -            -            -

  211       72.35           -         72.42          -            -            -            -            -            -

  212       88.77           -         88.84          -            -            -            -            -            -

  213      106.39           -        106.46          -            -            -            -            -            -

  214      140.96           -        141.03          -            -            -            -            -            -

  215      218.75           -        218.82          -            -            -            -            -            -

  216         *             -          **            -            -            -            -            -            -


         * In period 216, the Class A-1 has a balance of $30,041 and is paid $14,145 in interest

         ** In Period 216, the Class A-3 has a balance of $63,599 and is paid
            $29,949 in interest




(1) Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate and 1 Year CMT rate of 20%
(3)      A Prefunding period exists for Periods 1 through 3


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                               Interest Rate Cap Schedule


              Class A Cap Notional Balance          Class M Cap Notional Balance         Class B Cap Notional Balance
           -----------------------------------   ----------------------------------   ----------------------------------

 Period    Balance $       Strike %  Ceiling %   Balance $      Strike %  Ceiling %   Balance $      Strike %  Ceiling %
    1      623,416,000.00    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    2      611,808,833.21    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    3      599,627,345.94    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    4      586,548,603.93    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    5      572,566,548.50    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    6      558,527,355.46    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    7      544,430,154.17    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    8      530,275,608.04    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
    9      516,065,906.61    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   10      501,804,739.79    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   11      487,499,797.15    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   12      473,158,604.22    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   13      458,799,937.36    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   14      444,710,549.01    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   15      430,908,564.85    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   16      417,410,044.10    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   17      404,229,399.91    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   18      391,359,286.19    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   19      378,792,429.87    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   20      366,521,727.63    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   21      354,540,241.92    6.500     9.000     98,834,000.00    5.500     8.100     27,750,000.00    3.150     5.750
   22      342,841,197.14    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   23      331,415,883.17    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   24      320,259,867.52    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   25      309,366,842.02    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   26      298,730,645.74    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   27      288,345,419.28    7.750    10.250     98,834,000.00    6.600     8.800     27,750,000.00    4.300     6.500
   28      278,205,278.72    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   29      268,304,477.52    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   30      258,637,403.40    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   31      249,198,575.11    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   32      239,982,639.44    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   33      230,984,368.23    8.500    10.250     98,834,000.00    7.200     9.050     27,750,000.00    4.900     6.750
   34      222,198,697.92    9.250    10.250     98,834,000.00    7.800     9.050     27,750,000.00    5.500     6.750
   35      213,620,506.92    9.250    10.250     98,834,000.00    7.800     9.050     27,750,000.00    5.500     6.750
   36      205,245,015.76    9.250    10.250     98,834,000.00    7.800     9.050     27,750,000.00    5.500     6.750
   37                                            98,834,000.00    7.800     9.050     27,750,000.00    5.500     6.750
   38                                            96,255,295.71    7.800     9.050     23,800,794.36    5.500     6.750
   39                                            89,235,585.59    7.800     9.050     23,231,409.44    5.500     6.750
   40                                            82,381,866.90    8.550     9.050     22,675,488.47    6.250     6.750
   41                                            78,827,560.05    8.550     9.050     22,132,715.38    6.250     6.750
   42                                            76,940,155.11    8.550     9.050     21,602,781.47    6.250     6.750
   43                                            75,097,404.32    8.550     9.050     21,085,385.29    6.250     6.750
   44                                            73,298,259.09    8.550     9.050     20,580,232.41    6.250     6.750
   45                                            71,541,695.30    8.550     9.050     20,087,035.28    6.250     6.750


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                 MORGAN STANLEY
-------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                 % of
                                                               Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal      Interest         Term         Combined        Average
PRODUCT TYPE:                     Loans       Balance ($)      Balance       Rate (%)       (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed--15 Year                         123     12,472,830           2.01          7.021            177          72.31            641
Fixed--20 Year                          61      5,037,965           0.81          8.429            236          83.90            629
Fixed--25 Year                           2        302,887           0.05          6.500            298          81.71            645
Fixed--30 Year                       1,272    184,945,613          29.84          7.391            357          79.91            644
Fixed Balloon--15/30                   137      9,255,215           1.49          9.425            177          86.47            650
ARM--6 Month LIBOR                       4        662,371           0.11          6.848            356          76.04            608
ARM--2 Year/6 Month LIBOR            2,190    346,767,269          55.95          7.556            357          81.06            611
ARM--3 Year/6 Month LIBOR              343     56,756,313           9.16          7.436            357          80.40            622
ARM--5 Year/6 Month LIBOR                8      2,979,646           0.48          6.691            357          80.37            644
ARM--5 Year/1 Year CMT                   1        549,811           0.09          4.500            357          80.00            629
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============


                                                                 % of
                                                               Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal      Interest         Term         Combined        Average
ORIGINATOR:                       Loans       Balance ($)      Balance       Rate (%)       (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Encore                                 851    155,622,069          25.11          7.286            350          77.21            606
Peoples Choice                         723    111,648,649          18.02          7.596            355          81.06            627
Accredited                             571     85,581,137          13.81          7.511            350          79.72            627
CIT                                    341     48,221,412           7.78          6.788            355          82.26            630
Master Financial                       327     39,885,276           6.44          7.598            349          83.46            634
Chapel                                 205     36,770,749           5.93          7.723            336          80.06            640
FGMC                                   222     33,633,188           5.43          7.544            339          83.50            674
SIB                                    124     22,905,622           3.70          7.695            354          83.00            611
Impac                                  100     21,237,041           3.43          7.443            353          82.92            623
First Banc                             148     19,795,675           3.19          8.201            341          85.58            626
Ameriquest                             377     18,670,796           3.01          9.041            336          82.44            603
BNC                                     85     17,343,953           2.80          7.471            354          81.68            608
Aegis                                   54      6,567,350           1.06          8.135            344          81.59            607
Lenders Direct                          13      1,847,004           0.30          7.593            351          81.48            657
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============



(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                           % of Mortgage
                                                               Pool by                                     Weighted
                                            Aggregate Cut- Aggregate Cut-    Weighted       Weighted        Average
                                Number of      off Date       off Date     Average Gross     Average       Original       Weighted
LIEN                            Mortgage       Principal      Principal    Interest Rate    Remaining      Combined     Average FICO
POSITION:                         Loans       Balance ($)      Balance          (%)       Term (Months)     LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
1st Lien                             3,869    606,771,082          97.91          7.445            351          80.21            623
2nd Lien                               272     12,958,837           2.09         10.643            263          97.63            664
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============


                                                           % of Mortgage
                                                               Pool by                                     Weighted
RANGE OF                                    Aggregate Cut- Aggregate Cut-    Weighted       Weighted        Average
GROSS                           Number of      off Date       off Date     Average Gross     Average       Original       Weighted
INTEREST                        Mortgage       Principal      Principal    Interest Rate    Remaining      Combined     Average FICO
RATES(%):                         Loans       Balance ($)      Balance          (%)       Term (Months)     LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
4.000-4.999                              4      1,076,041           0.17          4.710            357          79.04            693
5.000-5.999                            229     46,904,678           7.57          5.758            341          74.58            670
6.000-6.999                          1,037    196,586,493          31.72          6.627            352          79.11            645
7.000-7.999                          1,247    206,420,003          33.31          7.564            352          81.75            616
8.000-8.999                            891    114,346,810          18.45          8.514            352          81.91            594
9.000-9.999                            417     36,113,607           5.83          9.505            346          82.28            587
10.000-10.999                          202     12,907,323           2.08         10.532            313          87.27            611
11.000-11.999                           87      4,357,513           0.70         11.547            286          86.02            604
12.000-12.999                           24        889,446           0.14         12.598            249          83.12            608
13.000-13.999                            3        128,006           0.02         13.176            227          99.46            655
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: 4.500%
Maximum: 13.500%
Weighted Average: 7.512%






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                 % of
                                                               Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
RANGE OF CUT-OFF DATE           Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
PRINCIPAL BALANCES ($):           Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
0.01-25,000.00                          59      1,164,362           0.19         10.875            246          93.19            660
25,000.01-50,000.00                    457     18,975,001           3.06          9.421            323          82.67            616
50,000.01-75,000.00                    593     36,151,013           5.83          8.410            337          81.21            616
75,000.01-100,000.00                   480     42,035,908           6.78          7.950            345          80.56            622
100,000.01-125,000.00                  510     57,160,114           9.22          7.655            347          80.00            619
125,000.01-150,000.00                  418     57,454,401           9.27          7.474            351          81.34            621
150,000.01-175,000.00                  319     51,942,885           8.38          7.407            349          79.84            619
175,000.01-200,000.00                  319     59,965,977           9.68          7.373            350          79.75            618
200,000.01-225,000.00                  234     49,744,652           8.03          7.398            355          80.72            616
225,000.01-250,000.00                  149     35,438,299           5.72          7.307            354          81.07            615
250,000.01-275,000.00                  128     33,507,901           5.41          7.125            353          80.97            631
275,000.01-300,000.00                  105     30,130,787           4.86          7.304            353          79.66            624
300,000.01-325,000.00                   81     25,342,004           4.09          7.089            350          80.86            632
325,000.01-350,000.00                   66     22,285,218           3.60          7.295            354          82.73            634
350,000.01-375,000.00                   54     19,546,342           3.15          7.382            354          82.08            624
375,000.01-400,000.00                   51     19,946,647           3.22          7.387            353          82.62            644
400,000.01-425,000.00                   19      7,824,296           1.26          7.093            347          80.48            629
425,000.01-450,000.00                   16      6,983,654           1.13          7.460            357          79.17            660
450,000.01-475,000.00                   13      6,053,164           0.98          6.742            356          80.84            648
475,000.01-500,000.00                   29     14,174,199           2.29          7.057            357          78.10            635
500,000.01-525,000.00                    5      2,600,022           0.42          7.450            357          75.93            645
525,000.01-550,000.00                    9      4,851,362           0.78          6.280            358          73.56            646
550,000.01-575,000.00                   10      5,623,390           0.91          6.820            357          77.35            622
575,000.01-600,000.00                    6      3,545,924           0.57          7.015            358          77.31            639
>= 600,000.01                           11      7,282,399           1.18          6.954            357          78.46            654
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: $11,094
Maximum: $878,171
Average: $149,657






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                            Mortgage Pool                   Weighted       Weighted
                                               Aggregate    by Aggregate     Weighted        Average        Average
                                Number of    Cut-off Date   Cut-off Date   Average Gross    Remaining      Original       Weighted
ORIGINAL TERM                   Mortgage       Principal      Principal    Interest Rate      Term         Combined     Average FICO
(MONTHS):                         Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
120                                      1         29,687           0.00          8.900            118          25.32            545
180                                    266     22,203,975           3.58          8.023            177          78.16            645
228                                      1        155,301           0.03          6.490            226          80.00            638
240                                     62      5,077,581           0.82          8.440            236          83.87            629
300                                      2        302,887           0.05          6.500            298          81.71            645
360                                  3,809    591,960,489          95.52          7.485            357          80.64            623
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: 120
Maximum: 360
Weighted Average: 352


                                                                % of
                                                            Mortgage Pool                   Weighted       Weighted
                                               Aggregate    by Aggregate     Weighted        Average        Average
RANGE OF                        Number of    Cut-off Date   Cut-off Date   Average Gross    Remaining      Original       Weighted
REMAINING TERMS                 Mortgage       Principal      Principal    Interest Rate      Term         Combined     Average FICO
(MONTHS):                         Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
109-120                                  1         29,687           0.00          8.900            118          25.32            545
169-180                                266     22,203,975           3.58          8.023            177          78.16            645
217-228                                  1        155,301           0.03          6.490            226          80.00            638
229-240                                 62      5,077,581           0.82          8.440            236          83.87            629
289-300                                  2        302,887           0.05          6.500            298          81.71            645
337-348                                  1        201,924           0.03          6.990            348          80.00            654
349-360                              3,808    591,758,565          95.49          7.485            357          80.64            623
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: 118
Maximum: 359
Weighted Average: 349






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                            Mortgage Pool                   Weighted       Weighted
                                               Aggregate    by Aggregate     Weighted        Average        Average
RANGE OF ORIGINAL               Number of    Cut-off Date   Cut-off Date   Average Gross    Remaining      Original       Weighted
COMBINED LTV                    Mortgage       Principal      Principal    Interest Rate      Term         Combined     Average FICO
RATIOS (%):                       Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
<= 30.00                                20      1,507,229           0.24          7.360            308          25.04            657
30.01-40.00                             34      3,702,552           0.60          7.381            310          34.98            607
40.01-50.00                             55      7,870,171           1.27          6.750            348          46.53            632
50.01-60.00                            145     20,147,550           3.25          7.265            343          56.18            598
60.01-70.00                            349     56,686,300           9.15          7.437            347          66.79            603
70.01-80.00                          1,633    263,050,953          42.45          7.340            351          78.38            629
80.01-90.00                          1,346    205,035,453          33.08          7.575            352          87.23            615
90.01-100.00                           559     61,729,712           9.96          8.291            339          96.88            656
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: 10.80%
Maximum: 100.00%
Weighted Average: 80.58%


                                                                % of
                                                            Mortgage Pool                   Weighted       Weighted
                                               Aggregate    by Aggregate     Weighted        Average        Average
                                Number of    Cut-off Date   Cut-off Date   Average Gross    Remaining      Original       Weighted
RANGE OF GROSSS                 Mortgage       Principal      Principal    Interest Rate      Term         Combined     Average FICO
MARGINS (%):                      Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)         Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
<=5.000                                180     33,707,096           5.44          6.690            358          80.66            653
5.001-5.500                            553    100,372,118          16.20          7.127            357          81.20            629
5.501-6.000                            537     96,243,163          15.53          7.300            357          81.72            620
6.001-6.500                            687     88,107,400          14.22          7.872            356          80.21            594
6.501-7.000                            281     46,494,063           7.50          7.920            357          80.54            596
7.001-7.500                            151     23,196,259           3.74          8.391            356          81.90            590
7.501-8.000                             87     12,167,257           1.96          8.514            356          79.67            577
8.001-8.500                             40      4,824,844           0.78          8.596            353          80.73            594
8.501-9.000                             22      1,903,467           0.31          8.823            356          77.83            573
>=9.001                                  8        699,742           0.11         10.492            356          77.17            572
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Minimum: 2.750%
Non-Fixed Rate Maximum: 10.930%
Non-Fixed Rate Weighted Average: 6.083%






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
RANGE OF MINIMUM                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
MORTGAGE RATES (%):               Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
<=5.000                                 24      4,770,296           0.77          5.840            357          85.78            684
5.001-5.500                             37      7,390,366           1.19          5.908            355          83.23            667
5.501-6.000                            130     23,903,478           3.86          6.060            357          79.73            650
6.001-6.500                            235     45,196,575           7.29          6.455            357          78.53            643
6.501-7.000                            440     84,007,198          13.56          6.916            357          81.67            631
7.001-7.500                            362     62,648,594          10.11          7.379            357          81.54            615
7.501-8.000                            454     76,018,002          12.27          7.863            357          81.62            602
8.001-8.500                            290     41,148,806           6.64          8.314            356          81.42            587
8.501-9.000                            300     36,576,242           5.90          8.812            356          80.87            576
9.001-9.500                            114     11,748,911           1.90          9.329            355          81.50            557
9.501-10.000                            89      8,786,341           1.42          9.808            355          78.00            572
10.001-10.500                           36      2,422,320           0.39         10.244            356          77.94            551
10.501-11.000                           17      1,462,967           0.24         10.749            357          72.30            535
11.001-11.500                            3        155,676           0.03         11.192            353          78.10            565
11.501-12.000                           10      1,206,357           0.19         11.703            356          65.04            525
12.001-12.500                            4        231,404           0.04         12.329            356          64.14            537
12.501-13.000                            1         41,875           0.01         12.850            353          60.00            577
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Minimum: 2.750%
Non-Fixed Rate Maximum: 12.850%
Non-Fixed Rate Weighted Average: 7.466%






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
RANGE OF MAXIMUM LOAN           Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
RATES (%):                        Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
<= 13.000                              493     96,239,203          15.53          6.419            357          80.77            646
13.001-13.500                          280     50,023,114           8.07          6.974            357          80.65            629
13.501-14.000                          444     81,236,501          13.11          7.322            357          81.19            622
14.001-14.500                          329     51,136,496           8.25          7.684            357          81.11            609
14.501-15.000                          424     55,818,381           9.01          8.124            356          82.19            592
15.001-15.500                          226     30,813,898           4.97          8.524            356          81.27            574
15.501-16.000                          198     25,742,369           4.15          9.015            356          80.17            569
16.001-16.500                           74      7,948,948           1.28          9.483            356          82.87            554
16.501-17.000                           39      4,871,759           0.79          9.898            356          76.10            557
17.001-17.500                           14      1,307,590           0.21         10.380            357          73.41            545
17.501-18.000                           17      1,423,471           0.23         10.984            356          69.50            536
18.001-18.500                            4        231,404           0.04         12.329            356          64.14            537
18.501-19.000                            4        922,275           0.15         11.733            356          65.58            522
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Minimum: 8.250%
Non-Fixed Rate Maximum: 18.900%
Non-Fixed Rate Weighted Average: 14.015%






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
INITIAL PERIODIC CAP (%):         Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
1.000                                  109     17,736,831           2.86          7.987            356          84.45            613
1.500                                  830    147,115,448          23.74          7.629            357          79.71            601
2.000                                  319     27,558,990           4.45          8.082            354          82.54            601
3.000                                1,283    214,224,677          34.57          7.354            357          81.33            622
4.000                                    1        129,519           0.02          8.500            354          76.47            581
5.000                                    4        949,944           0.15          6.103            357          78.18            689
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 5.000%
Non-Fixed Rate Weighted Average: 2.309%


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
SUBSEQUENT PERIODIC CAP         Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
(%):                              Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
1.000                                2,053    316,743,871          51.11          7.502            357          81.50            620
1.500                                  492     90,421,727          14.59          7.637            357          79.06            587
2.000                                    1        549,811           0.09          4.500            357          80.00            629
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Minimum: 1.000%
Non-Fixed Rate Maximum: 2.000%
Non-Fixed Rate Weighted Average: 1.112%






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
NEXT RATE ADJUSTMENT            Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
DATE:                             Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Fixed Rate Loans                     1,595    212,014,510          34.21          7.481            336          79.85            644
November 2003                            1        129,516           0.02          6.250            355          78.87            571
December 2003                            2        304,670           0.05          6.988            356          75.61            576
February 2004                            1        228,184           0.04          7.000            357          75.00            671
November 2004                            1        201,924           0.03          6.990            348          80.00            654
December 2004                            1        198,498           0.03          8.500            350          85.00            614
February 2005                            2        162,001           0.03          7.708            352          82.77            649
March 2005                              52      5,144,329           0.83          7.854            352          83.83            613
April 2005                             117     11,493,677           1.85          8.222            353          82.59            593
May 2005                               222     24,550,632           3.96          8.007            354          82.64            601
June 2005                              173     25,074,026           4.05          7.641            355          82.69            608
July 2005                              307     53,998,038           8.71          7.878            356          80.73            595
August 2005                            450     76,503,274          12.34          7.264            356          81.13            625
September 2005                         847    146,296,717          23.61          7.434            358          80.40            614
October 2005                            18      3,144,152           0.51          7.614            359          80.38            613
December 2005                            1        145,260           0.02          8.599            349          90.00            522
February 2006                            2        220,743           0.04          7.673            352          81.62            590
March 2006                               1        226,883           0.04          7.890            353          95.00            642
April 2006                              12      1,869,043           0.30          7.496            353          79.89            632
May 2006                                17      3,028,016           0.49          7.640            354          84.71            615
June 2006                               17      2,563,852           0.41          7.241            355          81.97            592
July 2006                               27      5,076,513           0.82          7.253            356          75.49            586
August 2006                             75     12,967,798           2.09          7.273            357          81.89            634
September 2006                         190     30,557,495           4.93          7.521            358          79.86            625
October 2006                             1        100,709           0.02          6.500            359          90.00            699
June 2008                                1        488,331           0.08          7.990            355          64.05            644
August 2008                              4      2,138,615           0.35          5.476            357          83.43            662
September 2008                           4        902,512           0.15          7.534            358          81.73            595
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Non-Fixed Rate Weighted Average: September 2005






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
GEOGRAPHIC DISTRIBUTION         Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
OF MORTGAGED                    Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
PROPERTIES:                       Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
California                           1,130    240,827,286          38.86          7.236            351          78.52            622
Florida                                540     68,332,660          11.03          7.694            347          81.76            635
Illinois                               261     37,062,883           5.98          7.845            349          81.48            620
Ohio                                   223     19,321,467           3.12          7.876            350          83.03            614
Texas                                  188     18,729,970           3.02          7.847            344          80.71            618
New Jersey                              90     18,212,244           2.94          7.581            348          79.18            632
New York                                86     17,453,710           2.82          7.642            351          83.38            628
Michigan                               146     14,777,190           2.38          7.954            348          82.66            616
Colorado                                94     14,077,359           2.27          7.151            355          84.23            635
Virginia                                72     13,934,078           2.25          7.737            346          83.64            630
Massachusetts                           59     13,613,591           2.20          7.706            349          75.49            604
Pennsylvania                           128     13,612,917           2.20          7.638            352          82.13            625
Washington                              69     10,781,018           1.74          7.392            351          82.02            613
Hawaii                                  53     10,493,651           1.69          7.173            355          81.31            655
Indiana                                114      9,956,790           1.61          7.872            351          84.20            618
Other                                  888     98,543,106          15.90          7.684            347          82.33            620
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Number of States/District of Columbia Represented: 49


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
OCCUPANCY TYPE:                   Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Primary                              3,558    557,354,285          89.94          7.458            350          80.77            621
Non-Owner Occupied                     561     60,077,872           9.69          7.991            345          78.63            648
Second Home                             22      2,297,762           0.37          8.011            344          85.59            659
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
PROPERTY TYPE:                    Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Single Family Residence              3,144    457,920,969          73.89          7.503            349          80.65            620
Planned Unit Development               340     63,660,452          10.27          7.374            351          81.62            629
2-4 Family                             310     54,308,312           8.76          7.668            348          79.35            638
Condominium                            324     41,322,233           6.67          7.615            349          80.15            639
Manufactured Housing                    23      2,517,953           0.41          7.472            336          74.23            612
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
LOAN PURPOSE:                     Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Refinance--Cashout                   2,198    341,835,868          55.16          7.439            349          78.44            607
Purchase                             1,500    209,222,497          33.76          7.667            351          84.53            653
Refinance--Rate/Term                   443     68,671,554          11.08          7.399            348          79.18            617
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
DOCUMENTATION LEVEL:              Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Full Documentation                   2,287    320,449,009          51.71          7.460            350          80.62            606
Stated Documentation                 1,611    256,756,823          41.43          7.589            349          80.17            642
Limited/Alternate                      155     26,944,062           4.35          7.324            352          80.82            629
No Ratio                                88     15,580,026           2.51          7.621            339          85.89            667
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                                                         Collateral Summary
                                                     As of the Cut-off Date (1)


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
PREPAYMENT PENALTY              Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
TERM:                             Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
No Prepayment Penalty                  840    119,674,776          19.31          7.703            349          81.14            625
6 Months                                 8      1,713,358           0.28          7.151            357          80.39            630
12 Months                              205     38,209,469           6.17          7.660            345          80.35            632
18 Months                                1        372,537           0.06          8.250            356          87.88            611
24 Months                            1,669    249,784,710          40.31          7.599            355          81.31            610
30 Months                                4        510,051           0.08          8.168            357          81.19            588
36 Months                            1,245    185,287,120          29.90          7.285            345          79.43            637
60 Months                              169     24,177,898           3.90          7.169            341          79.25            643
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============


                                                                % of
                                                              Mortgage
                                                               Pool by       Weighted       Weighted       Weighted
                                               Aggregate      Aggregate       Average        Average        Average
                                Number of    Cut-off Date   Cut-off Date       Gross        Remaining      Original       Weighted
                                Mortgage       Principal      Principal    Interest Rate      Term         Combined        Average
RANGE OF CREDIT SCORES:           Loans       Balance ($)      Balance          (%)         (Months)        LTV (%)      FICO Score
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
500-525                                263     36,856,138           5.95          8.408            352          76.49            514
526-550                                415     57,710,812           9.31          8.186            353          76.04            539
551-575                                468     65,406,149          10.55          7.908            354          78.13            563
576-600                                437     63,532,056          10.25          7.653            351          80.22            588
601-625                                593     92,262,971          14.89          7.507            350          82.35            614
626-650                                617     95,047,176          15.34          7.257            347          82.04            638
651-675                                550     86,786,631          14.00          7.230            347          82.58            662
676-700                                304     43,928,744           7.09          7.238            348          82.50            687
701-725                                245     39,632,489           6.40          6.998            348          82.39            712
726-750                                132     19,627,582           3.17          6.973            351          80.99            737
751-775                                 80     11,886,183           1.92          6.945            343          82.38            761
776-800                                 34      6,475,134           1.04          6.398            351          72.47            785
Above 800                                3        577,856           0.09          6.072            358          55.00            808
---------------------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total:                               4,141    619,729,919         100.00          7.512            349          80.58            624
===========================   ============   ============   ============   ============   ============   ============   ============

Minimum: 501
Maximum: 813
Weighted Average: 624






(1)      Cut-off date principal balances are scheduled balances as of November
         1, 2003


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


                                 Morgan Stanley
-------------------------------------------------------------------------------

     Asset Backed Finance
     --------------------

     Jessica Bellamy                                212-761-2229

     Forchi Chen                                    212-761-2154

     ABS Syndicate & Trading
     -----------------------

     Jay Hallik                                     212-761-2252

     Rick Onkey                                     212-761-2122

     Vanessa Vanacker                               212-761-2016



                             Rating Agency Contacts
--------------------------------------------------------------------------------

     Standard & Poor's
     -----------------
     Connor Kelly                                   212-438-2448

     Moody's
     -------
     Karin Kelner                                   212-553-7191

     Fitch
     -----
     Wen Hsu                                        212-908-0633